UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 25, 2022

Crescent Energy Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

(713) 337-4600
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Results Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 20, 2022, Independence Energy Aggregator LP, by a written consent as the sole holder of Series I preferred stock, $0.0001 par value per share, of Crescent Energy Company (the “Company”), elected David C. Rockecharlie, Brandi Kendall, John C. Goff, Claire S. Farley, Robert G. Gwin, Ellis L. “Lon” McCain, Karen J. Simon, Erich Bobinsky and Bevin Brown as directors of the Company, to serve as provided in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws. Each director was serving as a director of the Company at the time of election.

A description of the committee membership of our directors is described in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed by the Company on March 10, 2022 (the “Annual Report”), which disclosure is incorporated herein by reference.

Each non-employee director will continue to receive director compensation under the current director compensation program of the Company, described in Item 11 of the Annual Report, which disclosure is incorporated herein by reference. Each director has previously entered into the Company’s indemnification agreement for non-executive directors, which such agreements have been filed previously as Exhibits 10.10, 10.11, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20 and 10.21 to the Company’s Current Report on Form 8-K, filed by the Company on December 8, 2021.

Certain transactions between the Company and such directors required to be disclosed pursuant to Item 404(a) of Regulation S-K are described in Item 13 of the Annual Report, which disclosure is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated by reference into this Item 5.07.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2022
CRESCENT ENERGY COMPANY
By:    /s/ Bo Shi
Name:    Bo Shi
Title:    General Counsel

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